UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009 (January 8, 2009)

CADENCE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	1-15773	64-0694755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Main Street Starkville, Mississippi	39759
(Address of principal executive offices)	(Zip code)

(662) 343-1341

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 9, 2009, Cadence Financial Corporation (the “Company”) completed a $44 million capital raise as a participant in the U.S. Department of the Treasury (the “U.S. Treasury”) Troubled Assets Relief Program (“TARP”) Capital Purchase Program. In conjunction with the Company’s participation in the TARP Capital Purchase Program, the Company and the U.S. Treasury entered into a Letter Agreement, dated January 9, 2009, and the Securities Purchase Agreement – Standard Terms, which were incorporated therein (collectively “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued to the U.S. Treasury (i) 44,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $10.00, with a liquidation preference of $1,000 per share (“Series A Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 1,145,833 shares of its common stock, par value $1.00 per share, at an exercise price of $5.76 per share, subject to certain anti-dilution and other adjustments.

The Series A Preferred Stock will pay cumulative dividends at a rate of 5% per annum for the first five years and 9% per annum thereafter, in each case, applied to the liquidation preference thereof, but will only be paid when, as and if declared by the Company’s board of directors out of funds legally available therefor. Prior to January 9, 2012, unless the Company has redeemed the Series A Preferred Stock, or the U.S. Treasury has transferred the Series A Preferred Stock to a third party, the consent of the U.S. Treasury will be required for the Company to increase its common stock dividends above a certain amount or repurchase its common stock or other equity or capital securities other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

Pursuant to an interim final rule issued by the Board of Governors of the Federal Reserve System on October 16, 2008 and applicable to TARP preferred stock, the $44 million of Series A Preferred Stock issued by the Company under the TARP Capital Purchase Program will qualify as Tier 1 capital.

Copies of the Purchase Agreement and the form of Warrant are included as exhibits to this Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sale of Equity Securities

The text set forth in Item 1.01 regarding the sale of the Preferred Stock is incorporated into this section by reference.

Item 3.03	Material Modification to Rights of Security Holders

The text set forth in Item 1.01 regarding the sale of the Preferred Stock is incorporated into this section by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Section 5 of the Company’s Restated Articles of Incorporation, as amended, authorizes the issuance from time to time of shares of preferred stock with a par value of $10.00 per share. On January 8, 2009, the Company filed a Certificate of Designations setting forth the terms of the Series A Preferred Stock with the Mississippi Secretary of State. The Certificate of Designations setting forth the terms of the Series A Preferred Stock was effective upon filing, and established a series of such Preferred Stock as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A,” authorized 44,000 shares of Series A Preferred Stock, and set forth the powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions, of the Series A Preferred Stock. The Certificate of Designations setting forth the terms of the Series A Preferred Stock is included as Exhibit 3.3 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On January 13, 2009, the Company issued a press release announcing that it completed a $44 million capital raise as a participant in the U.S. Treasury TARP) Capital Purchase Program, as described elsewhere in this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits

3.1	Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 13, 2008)

3.2	Article of Amendment to the Articles of Incorporation (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on November 18, 2008).

*3.3	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

*4.1	Warrant dated January 9, 2009 for Purchase of Shares of Common Stock issued to the United States Department of the Treasury.

*10.1	Letter Agreement, dated January 9, 2009, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement – Standard Terms attached thereto, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant.

**99.1	Press release dated January 13, 2009.

  * = Filed herewith

** = Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2009	CADENCE FINANCIAL CORPORATION

/s/ Richard T. Haston
Richard T. Haston
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 13, 2008)

3.2	Article of Amendment to the Articles of Incorporation (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on November 18, 2008).

*3.3	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

*4.1	Warrant dated January 9, 2009 for Purchase of Shares of Common Stock issued to the United States Department of the Treasury.

*10.1	Letter Agreement, dated January 9, 2009, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement – Standard Terms attached thereto, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant.

**99.1	Press release dated January 13, 2009.

  * = Filed herewith

** = Furnished herewith